The Prospectus for the following Victory Variable Insurance Fund is being revised to reflect the notification of the co-administration relationship between the Fund and Victory Capital Management Inc., and the co-administration relationship between the Fund and BISYS Fund Services Ohio, Inc. This information is important and is part of your Prospectus.
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                      The Victory Variable Insurance Funds

                             Diversified Stock Fund

                        Supplement dated October 27, 2005
                     To the Prospectus dated April 15, 2005


1. On page 10, under "The Investment Adviser and Sub-Administrator," replace the heading as shown and the last paragraph with the following:

         The Investment Adviser and Co-Administrator

         Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' current Administrator, pays Victory Capital Management Inc. a fee at the annual rate of 0.04% of each Fund's average daily net assets for providing certain administrative services to the Funds. Effective November 1, 2005, the Board of Trustees of the Victory Variable Insurance Funds has approved an increase in the fee payable to Victory Capital Management Inc. for administrative services under a new Co-Administration Agreement. Under the Co-Administration Agreement, The Victory Variable Insurance Funds (the "Trust") will pay Victory Capital Management Inc. a fee at the annual rate of 0.058% on the first $10 billion in total assets in the Trust, and 0.055% on total Trust assets in excess of $10 billion, for providing certain administrative services to the Funds.


2. On page 11, under "Other Service Providers," replace the third paragraph with the following:

         Effective November 1, 2005, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, will serve as co-administrator to the Funds.






                                 VF-VVIDSF-SUPP1